                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is made as of the 13th day of August, 1999, by and among each of the parties listed on the signature pages hereto (collectively, the "Debtors" and each, a "Debtor"), in favor of BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., in its capacity as agent for the "Lenders" and the "LC Issuer" referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H :

         WHEREAS, Opticare Eye Health Centers, Inc., a Connecticut corporation ("Opticare"), Primevision Health, Inc., a Delaware corporation ("PVH"), Consolidated Eye Care, Inc., a North Carolina corporation ("CEC" and, together with Opticare and PVH, the "Borrowers"), and Opticare Health Systems, Inc., a Delaware corporation (the "Parent"), are parties to that certain Amended and Restated Loan and Security Agreement, dated as of even date herewith (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), with the financial institutions from time to time party thereto (the "Lenders"), Bank Austria, AG, as LC Issuer (in such capacity, the "LC Issuer") and the Agent, pursuant to which, among other things, and subject to the terms and conditions contained therein, the Lenders will make available to the Borrowers term loans in an aggregate original principal amount of Twenty One Million Five Hundred Thousand ($21,500,000) and a revolving credit facility providing for revolving loans of up to Twelve Million Seven Hundred Thousand Dollars ($12,700,000) (collectively, the "Loans"); and

         WHEREAS, as a condition to entry into the Loan Agreement and to the making of the Loan and other extensions of credit thereunder, the Lenders, the LC Issuer and the Agent have required that each of the Debtors enter into that certain Guaranty, dated of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), pursuant to which, among other things, each of such Debtors has guaranteed the payment and performance of the Borrowers' respective obligations under the Loan Agreement; and

         WHEREAS, as a further condition to their entry into the Loan Agreement and to the making of the Loans, the Lenders, the LC Issuer and the Agent have required that each of the Debtors enter into this Agreement, pursuant to which, among other things, the Debtors shall grant a security interest in all of their respective assets and properties more fully described herein as security for their respective obligations under the Loan Agreement, the Guaranty, and each of the agreements, documents and instruments executed and delivered in connection therewith; and

         WHEREAS, the Borrowers desire to obtain the Loans and the other extensions of credit under the Loan Agreement, and each of the Debtors has determined that it is and will be in the best interest and to the direct advantage of such Debtor to assist the Borrowers in borrowing money and obtaining other extensions of credit from the Lenders and the LC Issuer in order to further the business of the Debtors, and each Debtor has therefore agreed to make and execute this Agreement in favor of the Agent to induce the Lenders, the LC Issuer and the Agent to enter into the Loan Agreement and to extend to the Borrowers the credit contemplated thereby;

         NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Debtors, and each of them, hereby agree with the Agent, for the benefit of the Lenders, the LC Issuer and the Agent, as follows:

                                 1. DEFINITIONS

         All capitalized terms used herein shall have the respective meanings given to such terms in the Loan Agreement, except that the following terms when used herein shall have the following respective meanings:

         "Accounts" shall mean any "accounts", as such term is defined in
Section 9-106 of the UCC, of any Debtor, whether now owned or hereafter acquired, and, in any event shall include all of such Debtor's accounts, contract rights, book debts and other forms of obligations, whether now existing or hereafter acquired or arising or in which such Debtor now has or hereafter acquires any rights, including, without limitation, all present and future rights to payments for goods, merchandise or Inventory sold or leased or for services rendered, whether or not represented by invoices or other billing, and whether or not earned by performance; proceeds of any letter of credit on which such Debtor is a beneficiary and all forms of obligations whatsoever owing to such Debtor, together with all instruments and documents of title representing any of the foregoing, all rights in any goods, merchandise or Inventory which any of the foregoing may represent, all rights in any returned or repossessed goods, merchandise or Inventory, and all rights, security and guaranties with respect to each of the foregoing, including, without limitation, any rights of stoppage in transit.

         "Chattel Paper" shall mean any "chattel paper", as such term is defined in Section 9-105(1)(b) of the UCC, of any Debtor, whether now owned or hereafter acquired or arising.

         "Collateral" shall have the meaning ascribed to such term in Section
2.1 hereof.

         "Contracts" shall mean all contracts, undertakings or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Debtor may now or hereafter have any right, title or interest , including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

         "Documents" shall mean any "documents", as such term is defined in
Section 9-105(1)(f) of the UCC, of any Debtor ,whether now owned or hereafter acquired or arising.

         "Equipment" shall mean any "equipment", as such term is defined in
Section 9-109(2) of the UCC, of any Debtor, whether now owned or hereafter acquired or arising, and, in any event, shall include all of such Debtor's equipment, fixtures and leasehold improvements, whether now existing or hereafter acquired or arising or in which any Debtor now has or hereafter acquires any rights, including, without limitation, all furniture, machinery, vehicles and trade fixtures, together with any and all accessories, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof.

         "Event of Default" shall mean the occurrence of any one or more of the following events:

                  (a) the occurrence of any Event of Default under, and as such term is defined in, the Loan Agreement; or

                  (b) any of the Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress, or any other event or condition shall occur or exist which shall result in the Agent no longer having a perfected, first priority security interest in the Collateral, subject only to Permitted Liens; or

                  (c) any representations or warranties made by the Debtors, or any of them, in this Agreement, in any Loan Document or in any certificate or statement furnished at any time hereunder or in connection herewith proves to have been untrue or misleading in any material respect when made or furnished and which continues to be untrue or misleading in any material respect; or

                  (d) default by any Pledgor in the observance or performance of the covenants set forth in Section 4 (other than Section 4.6) hereof and the continuation of such default for more than thirty (30) after Pledgors receive notice thereof; or

                  (e) default by any Debtor in the observance or performance of any other covenant or agreement contained in this Agreement or any other Loan Document to which such Debtor is a party; or

                  (f) this Agreement ceases to be in full force and effect or any Debtor renounces or disputes any of its obligations hereunder.

         "General Intangibles" shall mean any "general intangibles", as such term is defined in Section 9-106 of the UCC, of any Debtor, whether now existing or hereafter acquired or arising or in which such Debtor acquires any rights, including, without limitation, all rights under escrow agreements and in all property held pursuant thereto, choses in action, causes of action, corporate or other business records, inventions, designs, Patents, patent applications, service marks, Trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, agency and other contracts, tax refund claims, computer programs, all claims under guaranties, Liens or other security held by or granted to any Debtor to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification, and all other intangible property of every kind and nature (other than Accounts).

         "Instruments" shall mean any "instrument", as such term is defined in
Section 9-105(1)(i) of the UCC, of any Debtor, whether now owned or hereafter arising or acquired, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         "Intercompany Note" means a promissory note executed by a Subsidiary of any Debtor in favor of such Debtor.

         "Inventory" shall mean all "inventory" of any Debtor, as such term is defined in Section 9-109(4) of the UCC, whether now existing hereafter acquired or arising or in which such Debtor now has or hereafter acquires any rights, including, without limitation, any and all goods, merchandise and other personal property, wheresoever located and whether or not in transit, which is or may at any time be held for sale or lease or to be furnished under any contract of service or held as raw materials, work in process, finished goods or materials, and supplies of any kind, nature or description used or consumed in the business of any Debtor, including, without limitation, all such property, the sale or other disposition of which has given rise to an Account and which may have been returned to or repossessed or stopped in transit by Debtor.

         "Investment Property" shall mean all "investment property" of each Debtor, as such term is defined in Section 9-115 of the UCC, whether now owned or existing or hereafter acquired or arising, and, in any event, shall include all of the following: (a) all securities of each Debtor, whether certificated or uncertificated; (b) any share, participation or other interest in a Person or in property or in an enterprise of a Person held directly or indirectly by any Debtor which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment; (c) all commodity futures contracts of any Debtor, options on any commodity futures contract held by any Debtor, all commodity options or other contracts of any Debtor that are traded on, or subject to the rules of, a board of trade that has been designated as a contract market for such contracts pursuant to the federal commodities laws or which are traded on one or more foreign commodity boards of trade, exchanges, or markets and are carried on the books of registered futures commodity merchant or on the books of a Person providing clearance or settlement services for a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws; (d) any of the foregoing held, directly or indirectly, in the name of any other Person to the extent such other Person has expressly agreed to treat any Debtor as the Person entitled to exercise the rights comprising the foregoing; and (e) all right, title and interest of any Debtor in any account to which any of the foregoing have been credited.

         "Patents" shall mean all of the following, whether now owned or existing or hereafter acquired or arising or in which any Debtor now has or hereafter acquires any rights: (a) all patents and patent applications, (b) all inventions and improvements described and claimed therein, (c) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (d) all income, royalties, damages and payments now and hereafter due and/or payable to any Debtor with respect thereto, including without limitation, damages and payments for past, present or future infringements or misappropriations thereof, (e) all rights to sue for past present and future infringements or misappropriations thereof, and (f) all other rights corresponding thereto throughout the world.

         "Permitted Liens" shall mean the Liens on the assets of the Debtors expressly permitted under Section 10.2 of the Loan Agreement.

         "Secured Obligations" shall mean (a) all obligations of the Borrowers, and each of them, under the Loan Agreement; (b) all of the obligations of the Debtors, and each of them, under the Guaranty, under this Agreement and under the other Loan Documents to which any Debtor is a party; and (c) all other indebtedness, liabilities and obligations of the Debtors, or any of them, to the Lenders, the LC Issuer and the Agent, or any of them, whether direct, indirect or contingent, now or hereafter existing, due or to become due, whether otherwise secured or unsecured and howsoever evidenced, incurred or arising in connection with the Loan Agreement.

         "Trademarks" shall mean all of the following, whether now owned or existing or hereafter acquired or arising or in which any Debtor now has or hereafter acquires any rights: (a) all trademarks (including service marks and trade names, whether registered or at common law), registrations and applications therefor, and the entire product lines and goodwill of the business of any such Debtor connected therewith and symbolized thereby, (b) all renewals thereof, (c) all income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past, present or future infringements or misappropriations thereof, (d) all rights to sue for past, present and future infringements or misappropriations thereof, and (e) all other rights corresponding thereto throughout the world.

                              2. SECURITY INTERESTS

         2.1. COLLATERAL. In order to secure the payment and performance of the Secured Obligations, the Debtors, and each of them, hereby grant to the Agent, for the benefit of the Lenders, the LC Issuer and the Agent, a continuing, first priority lien on and security interest in and to the following described property of the Debtors, whether now owned or existing or hereafter acquired or arising or in which such Debtor now has or hereafter acquires any rights and wheresoever located (sometimes herein collectively referred to as the "Collateral"):

                  (a)      Accounts;

                  (b)      Chattel Paper;

                  (c)      Contracts;

                  (d)      Documents;

                  (e)      Equipment;

                  (f)      General Intangibles;

                  (g)      Instruments;

                  (h)      Inventory;

                  (i)      Investment Property;

                  (j) all Intercompany Notes entered into from time to time, the rights of such Debtor as holder of such Intercompany Notes, including, without limitation any security interest in any and all assets of each Subsidiary of such Debtor granted to such Debtor by such Subsidiary;

                  (k) all monies, residues and property of any kind of such Debtor, now or at any time or times hereafter, in the possession or under the control of the Agent or a bailee of the Agent;

                  (l) all accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including, without limitation, proceeds of insurance policies insuring any of the foregoing;

                  (m) all books and records (other than patient medical records but otherwise including, without limitation, patient billing and payment records, customer lists, credit files, computer programs, print-outs and other computer materials and records) of such Debtor pertaining to any of the foregoing;

                  (n) any and all other property of the Debtors, and each of them; and

                  (o)      all products and proceeds of any of the foregoing.

         Notwithstanding the foregoing, in no event shall the Collateral include any employment contract with any optometrist.

         2.2. NATURE OF SECURITY INTEREST. The security interests granted pursuant to this Agreement are granted as security only and shall not subject the Agent to, or transfer to the Agent, or in any way affect or modify, any obligation or liability of any Debtor under any of the Collateral or any transaction which gave rise thereto.

         2.3. PERFECTION OF SECURITY INTEREST. Until the termination of the Commitments and the payment and satisfaction in full of all Secured Obligations, whichever last occurs, the Agent's security interest in the Collateral and all products and proceeds thereof, shall continue in full force and effect. Each Debtor shall perform any and all steps requested by the Agent to perfect, maintain and protect the Agent's security interest in the Collateral, including, without limitation, executing and filing financing or continuation statements, or amendments thereof, in form and substance satisfactory to the Agent; delivering to the Agent all Documents, Instruments or Chattel Paper included in the Collateral, the possession of which is necessary or appropriate to perfect the Agent's security interest therein; delivering to the Agent all letters of credit on which such Debtor is named as a beneficiary; and obtaining and delivering such consents and waivers from such landlords, developers or other Persons as the Agent may reasonably request. The Agent may file one (1) or more financing statements disclosing the Agent's security interest under this Agreement without Debtor's signature appearing thereon and the Debtors, or any of them, shall pay the costs of, or incidental to, any recording or filing of any financing statements concerning the Collateral. Each Debtor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

         2.4. RIGHT TO INSPECT; VERIFICATIONS. The Agent (or any Person or Persons designated by it), in its sole discretion, shall have the right to call at any place of business or property location of each Debtor at any reasonable time, and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from each Debtor's respective books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral, to each Debtor's respective business or to any other transactions between the parties hereto and to discuss any of the foregoing with each Debtor's respective employees, officers and directors and independent accountants. Additionally, the Agent may, at any time and from time to time in its sole discretion, require any Debtor to verify the individual Account debtors promptly upon its request therefor. To facilitate the foregoing, upon request from the Agent made at any time and from time to time hereafter, the Debtors shall furnish the Agent with a then current Account debtor address list.

                        3. REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders, the LC Issuer and the Agent to enter into the Loan Agreement and to make the Loans and other extensions of credit thereunder, each Debtor hereby makes the following representations and warranties to the Lenders, the LC Issuer and the Agent, which representations and warranties shall be true and correct on the date hereof and shall continue to be true and correct at the time of the making of any Loan and until the Loans have been repaid in full:

         3.1. CORPORATE EXISTENCE AND QUALIFICATION. Each Debtor is either a corporation or a limited liability company, duly organized or formed, validly existing and in good standing under the laws of its state of organization or formation and is duly qualified as either a foreign corporation or a foreign limited liability company, as the case may be, in good standing in each other state wherein the conduct of its business or the ownership of its property requires such qualification and where the failure to be qualified would not reasonably be expected to have a Material Adverse Effect.

         3.2. CHIEF EXECUTIVE OFFICE; COLLATERAL LOCATIONS. Each Debtor's respective principal place of business, chief executive office and office where it keeps all its respective books and records is set forth on Schedule 3.2 attached hereto, and except as set forth therein, neither of the Debtors nor any of their respective predecessors has had any other chief executive office or principal place of business during the preceding seven (7) years. Schedule 3.2 attached hereto and incorporated herein by reference sets forth a true, correct and complete list of all places of business and all locations at which any Collateral is located.

         3.3. NO VIOLATION OF LAW. No Debtor is in violation of any applicable statute, regulation or ordinance of any governmental entity, or of any agency thereof, in any respect materially and adversely affecting the Collateral or the business, property, assets, operations, prospects or condition, financial or otherwise, of the Debtors, or any of them, or any of their respective Subsidiaries.

         3.4. CORPORATE AUTHORITY. Each Debtor has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Guaranty and the other Loan Documents to which it is a party and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement, the Guaranty and the other Loan Documents to which it is a party.

         3.5. SOLVENCY. Giving effect to the execution and delivery of this Agreement, the Guaranty and the other Loan Documents to which it is a party, each Debtor (a) has capital sufficient to carry on its respective business and transactions and all respective business and transactions in which it is about to engage, (b) is able to pay its respective debts as they mature and (c) owns property whose fair salable value is greater than the amount required to pay its respective debts.

         3.6. CORPORATE AND TRADE OR FICTITIOUS NAMES. During the seven (7) years immediately preceding the date of this Agreement, no Debtor has been known as or used any corporate, trade or fictitious name other than its current corporate name and except as disclosed on Schedule 3.6 hereto.

         3.7. SECURITY INTEREST. This Agreement creates a valid security interest in the Collateral securing payment of the Secured Obligations, subject only to Permitted Liens, and all filings and other actions necessary or desirable to perfect and protect such security interest have been taken, and the Agent has a valid and perfected first priority security interest in the Collateral, subject only to Permitted Liens.

         3.8. REGULATORY MATTERS. No Debtor is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act or any other federal or state statue or regulation which materially limits its ability to incur indebtedness or its ability to consummate the transactions contemplated hereby.

         3.9. ACCOUNTS. With regard to each Account now or hereafter shown on any schedule or aging of Accounts provided to the Agent by or on behalf of a Debtor hereunder:

                  (a) Such Account arises or will arise under a contract between such Debtor and an Account Debtor in each case providing for the bona fide sale of goods or performance of services by such Debtor in the ordinary course of its business for or on behalf of the Account Debtor except to the extent otherwise expressly indicated on such schedule or aging of accounts;

                  (b) Such Debtor has made delivery of the goods or has rendered the services ordered to which such Account relates and the Account Debtor has accepted such goods and/or services except to the extent otherwise expressly indicated on such schedule or aging of accounts;

                  (c) Except to the extent otherwise expressly indicated on such schedule or aging of accounts, the amount of the face value of such Accounts is actually and absolutely owing to such Debtor, is not contingent for any bona fide reason known to any Debtor, and there are no setoffs, counterclaims, disputes or deductions existing or asserted with respect thereto (except to the extent, if any, that such Account Debtor(s) may be entitled to normal trade discounts, warranties, adjustments, returns and allowances).

                  (d) Such Debtor will have preserved and will continue to preserve any Liens and any rights to Liens available by virtue of the sales giving rise to such Account;

                  (e) Such Account is free and clear of all Liens other than Permitted Liens; and

                  (f) Such Debtor has full right, power and authority to collaterally assign such Account.

         3.10. ADEQUACY OF INTANGIBLE ASSETS. Each Debtor possesses all intellectual property licenses, patents, patent applications, copyrights, trademarks, trademark licenses, trademark applications, and trade names and all governmental registrations and licenses reasonably necessary to continue to conduct its business as heretofore conducted by it and all such intellectual property licenses, patents, patent applications, copyrights, trademarks, trademark licenses, trademark applications, trade names, licenses and registrations which have been registered with any Governmental Authority are listed on SCHEDULE 6.18 to the Loan Agreement..

         3.11. EQUIPMENT. The Equipment of each Debtor is and shall remain in good condition, normal wear and tear excepted, meets all standards imposed by any Governmental Authority having regulatory authority over such Equipment and its use and is currently usable in the normal course of such Debtor's business.

         3.12. INVENTORY. The Inventory of each Debtor is and shall remain in good condition, meets all standards imposed by any Governmental Authority having regulatory authority over such goods, their use and/or sale, is either currently usable or currently salable in the normal course of such Debtor's business and is not subject to any output contract or similar agreement between Debtor and any other Person.

         3.13. INVESTMENT PROPERTY. SCHEDULE 6.21 to the Loan Agreement is a complete list of all Subsidiaries, Investment Property and other Investments of any Debtor in any Person, including but not limited to, all interests in any partnership or joint venture. Except as otherwise disclosed on such SCHEDULE 6.21, all shares of stock in any corporation held by any Debtor are evidenced by stock certificates issued in the name of such Debtor and all other Investment Property of Debtors or their respective Subsidiaries is held directly in the name of such Debtor or such Subsidiary and is not held in any brokerage or similar account, in the name of any financial institution or in any nominee name.

         3.14. REPRESENTATIONS AND WARRANTIES IN LOAN AGREEMENT. Each of the representations and warranties pertaining to each Debtor set forth in the Loan Agreement is true and correct to the extent such representation and warranty pertains to such Debtor and all such representations and warranties are, to the extent pertaining to each Debtor, hereby incorporated herein and made a part hereof by this reference with the same force and effect as if set forth herein in full.

                            4. AFFIRMATIVE COVENANTS

         Each Debtor covenants to the Lenders, the LC Issuer and the Agent from and after the date hereof, and until the later to occur of termination of the Loan Agreement and the payment and satisfaction in full of the Secured Obligations, it will, unless the Agent otherwise consents in writing:

         4.1. REPORTING REQUIREMENTS. Furnish or cause to be furnished to the Agent such information respecting the Collateral as the Agent may from time to time reasonably request.

         4.2. MAINTENANCE OF COLLATERAL. Diligently and in good faith, use its best efforts to protect the value of the Collateral and to prevent any action from being taken which would or could, in the exercise of its reasonable business judgment, jeopardize or diminish the security afforded to the Agent by this Agreement or diminish the value of the Collateral.

         4.3. FURTHER ASSURANCES. At any time and from time to time, at its own expense, promptly execute and deliver all further certificates, financing statements, instruments and documents, and take all further action that may be necessary or desirable, or that the Agent may reasonably request, to perfect, preserve and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Agent to exercise its rights and remedies hereunder. Upon any failure by any Debtor to do so, the Agent may make, execute and record any and all such instruments, certificates and documents for and in the name of such Debtor, and each Debtor hereby irrevocably appoints the Agent as the agent and attorney-in-fact to do so.

         4.4. INSURANCE.

                  (a) Keep all of its property insured by insurance companies reasonably acceptable to the Agent and licensed to do business in all jurisdictions in which the Collateral is located against loss or damage by fire or other risk usually insured against under extended coverage endorsement and theft, burglary, and pilferage, together with such other hazards as the Agent may reasonably from time to time request, in amounts satisfactory to the Agent; and

                  (b) Deliver certificates of insurance for such policy or policies to the Agent, naming the Agent as loss payee thereon pursuant to a lender's loss payee clause satisfactory to the Agent and containing endorsements, in form and substance satisfactory to the Agent, providing among other things that the insurance shall not be cancelable, except upon thirty (30) days' prior written notice to the Agent.

         4.5. TAXES. Pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral prior to the date on which penalties attach thereto, except where the same may be contested in good faith by appropriate proceedings and for which adequate reserves have been established.

         4.6. NOTIFICATIONS TO THE AGENT. Notify the Agent immediately by telephone (with each such notice to be confirmed in writing within three (3) Business Days) upon occurrence thereof, of any default or Event of Default hereunder.

         4.7. MAINTENANCE OF INTELLECTUAL PROPERTY. Keep all General Intangibles in full force and effect except for immaterial General Intangibles allowed to lapse by a Debtor in the ordinary course of its business and any other General Intangible for which such Debtor has obtained a substantially similar substitution or the lapse of which, because of such substitution, will not have a Material Adverse Effect and maintain all of its other property necessary or useful in the proper conduct of its business in good working condition, ordinary wear and tear excepted.

         4.8. EQUIPMENT. Keep and maintain the Equipment in good operating condition, reasonable wear and tear excepted, repair and make all necessary replacements, renewals, additions or improvements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved and not permit any item of Equipment to become a fixture to real estate or accession to other personal property unless the Agent has a first priority Lien on such real estate or other personal property. Each Debtor shall, immediately on demand therefor by the Agent, deliver to the Agent any and all existing evidence of ownership of any of the Equipment (including, without limitation, certificates of title and applications for title, together with any necessary applications to have the Agent's Lien noted thereon, in the case of vehicles).

         4.9. AFFIRMATIVE COVENANTS UNDER LOAN AGREEMENT. Perform each of the affirmative covenants set forth in Article 9 of the Loan Agreement, insofar as such covenant is applicable to and requires performance of the Debtor, which covenants are, to the extent applicable to the Debtor, incorporated herein by reference and made a part hereof with the same force and effect as if set forth herein in full.

                              5. NEGATIVE COVENANTS

         Each Debtor covenants with the Lenders, the LC Issuer and the Agent that from and after the date hereof and until the later to occur of termination of the Loan Agreement and the payment and satisfaction in full of the Secured Obligations, it will not, without the prior written consent of the Agent:

         5.1. NO ENCUMBRANCES. Create, assume, or suffer to exist any mortgage, deed of trust, pledge, assignment, lien, charge, encumbrance on, security interest or security title of any kind in any of the Collateral or its other assets except for Permitted Liens.

         5.2. RELOCATIONS; USE OF NAME. Relocate its executive offices, open new places of business or relocate existing places of business; maintain any Collateral or records with respect to Collateral at any other locations than those locations presently kept or maintained, as set forth on SCHEDULE 3.2 hereto; or use any corporate name (other than its own) or any fictitious name, in each case, except upon thirty (30) days prior written notice to the Agent and after the delivery to the Agent of financing statements, if required by the Agent, in form satisfactory to the Agent.

         5.3 NEGATIVE COVENANTS UNDER LOAN AGREEMENT. Violate any covenant or agreement set forth in the Loan Agreement, insofar as any such covenant is applicable to and requires observance by the Debtor, which covenants are, to the extent applicable to the Debtor, incorporated herein by reference and made a part hereof with the same force and effect as if set forth herein in full.

                                   6. REMEDIES

         Upon the occurrence or existence of any Event of Default, and during the continuation thereof, without prejudice to the rights of the Agent to enforce its claim against the Debtors, or any of them, for damages for failure by the Debtors, or any of them, to fulfill any of the obligations hereunder, the Agent shall have the following rights and remedies, in addition to any other rights and remedies available to the Agent at law, in equity or otherwise:

         6.1. SET-OFF. The right of the Agent to set-off, without notice to the Debtors, any and all deposits at any time credited by or due from such Agent to such Debtor, whether in a general or special, time or demand, final or provisional account or any other account or represented by a certificate of deposit and whether or not unmatured or contingent.

         6.2. RIGHTS AND REMEDIES OF A SECURED CREDITOR. All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement, and in any of the other Loan Documents.

         6.3. TAKE POSSESSION OF COLLATERAL. The right of the Agent to (a) enter upon the premises of any Debtor, or any other place or places where the Collateral is located and kept, through self-help and without judicial process, without first obtaining a final judgment or giving the Debtors notice and opportunity for a hearing on the validity of the Agent's claim and without any obligation to pay rent to any Debtor, and remove the Collateral therefrom to the premises of the Agent or any agent of the Agent, for such time as the Agent may desire, in order to effectively collect or liquidate the Collateral; and/or (b) require the Debtors to assemble the Collateral and make it available to the Agent at a place to be designated by the Agent.

         6.4. SALE OF COLLATERAL. The right of the Agent to sell or to otherwise dispose of all or any of the Collateral, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as the Agent, in its sole discretion, may deem advisable; such sales may be adjourned from time to time with or without notice. The Agent shall have the right to conduct such sales on any Debtor's premises or elsewhere and shall have the right to use any Debtor's premises without charge for such sales for such time or times as the Agent may see fit. The Agent is hereby granted a license or other right to use, without charge, each Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, whether owned by each Debtor or with respect to which each Debtor has rights under license, sublicense or other agreements, as it pertains to the Collateral, in preparing for sale (including, without limitation, finishing any unfinished Inventory of each Debtor), advertising for sale and selling any Collateral and each Debtor's rights under all licenses and all franchise agreements shall inure to the benefit of the Agent. The Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and the Agent or any Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. The proceeds realized from the sale of any Collateral shall be applied first to the costs, expenses and attorneys' fees and expenses incurred by the Agent for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second to interest due upon any of the Secured Obligations; and third to the principal of the Secured Obligations. If any deficiency shall arise, the Debtors, and each of them, shall remain liable to the Lenders, the LC Issuer and the Agent therefor.

         6.5. JUDICIAL PROCEEDINGS. The right to proceed by an action or actions at law or in equity to obtain possession of the Collateral, to recover the Secured Obligations and amounts secured hereunder or to foreclose under this Agreement and sell the Collateral or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction, all without the necessity of posting any bond.

         6.6. NOTICE. Any notice required to be given by the Agent of a sale, lease, other disposition of the Collateral or any other intended action by the Agent, given to the Debtors in the manner set forth in Section 7.7 below, ten
(10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to such Debtor.

         6.7. APPOINTMENT OF AGENT AS DEBTOR'S LAWFUL ATTORNEY. Each Debtor irrevocably designates, makes, constitutes and appoints the Agent (and all persons designated by the Agent) as such Debtor's true and lawful attorney, and the Agent or the Agent's agent, may, without notice to such Debtor, and at such time or times thereafter as the Agent or said agent, in its sole discretion, may determine, in such Debtor's or the Agent's name: (a) demand payment of the Accounts; (b) enforce payment of the Accounts, by legal proceedings or otherwise; (c) exercise all of such Debtor's rights and remedies with respect to the collection of the Accounts; (d) settle, adjust, compromise, extend or renew the Accounts; (e) settle, adjust or compromise any legal proceedings brought to collect the Accounts; (f) if permitted by applicable law, sell or assign the Accounts upon such terms, for such amounts and at such time or times as the Agent deems advisable; (g) discharge and release the Accounts; (h) take control, in any manner, of any item of payment or proceeds on the Accounts; (i) prepare, file and sign such Debtor's name on a Proof of Claim in Bankruptcy or similar document against any Account debtor; (j) prepare, file and sign such Debtor's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Accounts; (k) do all acts and things necessary, in the Agent's sole discretion, to fulfill such Debtor's obligations under this Agreement; (l) endorse the name of such Debtor upon any of the items of payment or proceeds on any Account, and deposit the same to the account of the Agent on account of the Secured Obligations; (m) endorse the name of such Debtor upon any Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts or Inventory; (n) use such Debtor's stationery and sign the name of such Debtor to verifications of the Accounts and notices thereof to Account debtors; and (o) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts and Inventory to which each Debtor has access.

                                7. MISCELLANEOUS

         7.1. WAIVER. Each and every right and remedy granted to the Agent under this Agreement, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Agent to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent of any right or remedy preclude any other or future exercise thereof or the exercise of any other right or remedy. No waiver by the Agent of any Event of Default shall constitute a waiver of any subsequent Event of Default.

         7.2. SURVIVAL. All representations, warranties and covenants made herein shall survive the execution and delivery of all of the Loan Documents. The terms and provisions of this Agreement shall continue in full force and effect until all of the Commitments have been terminated, all of the Secured Obligations have been paid in full and the Agent has terminated this Agreement in writing, whichever last occurs; provided, further, that Debtors' obligations under Section 7.5 shall survive the repayment of the Secured Obligations and the termination of this Agreement.

         7.3. ASSIGNMENTS; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Debtors and their respective permitted successors and assigns and shall inure to the benefit of the Agent, the Lenders and the LC Issuer and their respective successors and assigns; provided, that no Debtor may transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Agent.

         7.4. COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement. Any signature page to this Agreement may be witnessed by a telecopy or other facsimile of any original signature page and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

         7.5. EXPENSE REIMBURSEMENT. The Debtors, and each of them, agree to reimburse the Agent for all costs and expenses incurred by the Agent (including reasonable attorneys' fees and disbursements) to: (a) commence, defend or intervene in any court proceeding; (b) file a petition, complaint, answer, motion or other pleading, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to the Collateral or this Agreement, the Notes or any of the other Loan Documents; (c) protect, collect, lease, sell, take possession of, or liquidate any of the Collateral; (d) attempt to enforce any security interest in any of the Collateral or to seek any advice with respect to such enforcement; and (e) enforce any of the Agent's rights to collect any of the Secured Obligations. The Debtors, and each of them, also agree to pay, and to save harmless the Agent from any delay in paying, any intangibles, documentary stamp and other taxes, if any, which may be payable in connection with the execution and delivery of this Agreement, the Guaranty or any of the other Loan Documents, or the recording of any thereof, or in any modification hereof or thereof. The Debtors' obligations under this
Section 7.5 shall survive the termination of this Agreement.

         7.6. SEVERABILITY. If any provision of this Agreement or the application thereof to any party hereto or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other party hereto or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         7.7. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing, and shall be deemed to have been made or give when (a) delivered to any Debtor in the manner and at the address provided for in Section 14.7 of the Loan Agreement and (b) when delivered to the Agent in the manner and at the address as provided in Section 14.7 of the Loan Agreement. Each Debtor hereby irrevocably appoints the Parent as it agent for purposes of receiving any notice under this Agreement or in connection with any other Loan Document.

         7.8. AMENDMENT. Neither this Agreement nor any provision hereof may be changed, waived, discharged, modified or terminated except pursuant to a written instrument signed by the Debtors and the Agent.

         7.9. TIME OF THE ESSENCE.  Time is of the essence in this Agreement.

         7.10. ATTORNEY-IN-FACT. The Debtors, and each of them, hereby designate, appoint and empower the Agent irrevocably as their attorney-in-fact, at the Debtors' cost and expense, to do in the name of the Debtors any and all actions which the Agent may deem necessary or advisable to carry out the terms hereof upon the failure, refusal or inability of the Debtors to do so, and the Debtors, and each of them, hereby agree to indemnify and hold the Agent harmless from any costs, damages, expenses or liabilities arising against or incurred by the Agent in connection therewith except to the extent that any of such costs, damages, expenses or liabilities arise out of the Agent's gross negligence or willful misconduct.

         7.11. TERMINATION STATEMENTS. Each Debtor acknowledges and agrees that it is each such Debtor's intent that all financing statements filed hereunder shall remain in full force and effect until the Commitment has been terminated, at any time or times prior to such termination, no loans or the Loan shall be outstanding hereunder. Accordingly, each Debtor waives any right which it may have under Section 9-404(1) of the UCC to demand the filing of termination statements with respect to the Collateral, and agrees that the Agent shall not be required to send such termination statements to the Debtors, or to file them with any filing office, unless and until the Commitment has been terminated and all Secured Obligations paid in full in immediately available funds. Upon such termination and payment in full, the Agent shall execute appropriate termination statements and deliver the same to the Debtors.

         7.12. SECURITY AGREEMENT. This Agreement is a master agreement and it is the intent of the parties hereto that the identity of the Debtors hereunder will change from time to time as new Subsidiaries or affiliates of the Borrowers are required to join this Agreement as additional Debtors (the "Additional Debtors"). Any Person may join this Agreement as an Additional Debtor by executing and delivering to the Agent, or any Person designated by the Agent, a Joinder Agreement, in form and substance satisfactory to Agent (a "Joinder Agreement"), with a copy of this Agreement attached thereto. Upon execution and delivery of an Joinder Agreement by an Additional Debtor, such Additional Debtor shall thereafter be regarded as a "Debtor" hereunder as if such Additional Debtor had been an original party to this Agreement and the Agent shall have received, by virtue of this Agreement and such Joinder Agreement, a valid Lien on and security interest in any Collateral described in such Joinder Agreement and in all other collateral relating thereto. Neither the addition of any Additional Debtor to this Agreement nor the release by Agent of any Debtor party to this Agreement shall affect the obligations of any other Debtor under this Agreement, the Guaranty or any other Loan Document and each Debtor waives any defenses it may have arising out of the addition of any Additional Debtor or the release of any Debtor or any Collateral hereunder.

         7.13. GOVERNING LAW; CONSENT TO JURISDICTION. THIS SECURITY AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH DEBTOR HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK, NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT; AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST ANY DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. EACH DEBTOR HEREBY IRREVOCABLY APPOINTS THE PARENT AS ITS AUTHORIZED AGENT AND ATTORNEY-IN-FACT TO RECEIVE ON BEHALF OF ANY DEBTOR AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY COURT IN OR OF THE STATE OF NEW YORK. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH DEBTOR, IN CARE OF THE PARENT, IN ACCORDANCE WITH SECTION 7.7 HEREOF AND SUCH DEBTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PARENT TO ACCEPT SUCH SERVICE ON ITS BEHALF AND AGREES THAT THE FAILURE OF THE AGENT TO GIVE ANY NOTICE OF ANY SUCH SERVICE TO ANY DEBTOR SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

         7.14. WAIVER OF JURY TRIAL. AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, EACH DEBTOR AND THE AGENT HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS SECURITY AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY DEBTOR OR THE AGENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE LC ISSUER TO MAKE THE LOANS AND OTHER FINANCIAL ACCOMMODATIONS TO THE BORROWERS.

                                  -------------
                                    Initials

         7.15.    NO PUNITIVE DAMAGES.

                  (a) The Agent and each of the Debtors (on behalf of itself and its Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

                  (b) The parties agree that they shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         IN WITNESS WHEREOF, the Debtors, and each of them, have caused their duly authorized officers to set their hands and seals as of the day and year first above written.

                                       "DEBTORS"

                                       PRIMEVISION EAST, INC.

                                       By: /s/ David A. Durfee
                                          --------------------------------------
                                          Name:  David A. Durfee
                                          Title: President

                                       Attest: /s/ Gregg Luchs
                                              ----------------------------------
                                              Name:  Gregg Luchs
                                              Title: Chief Financial Officer

                                                   [CORPORATE SEAL]

                                       PRIMEVISION CENTRAL, INC.

                                       By: /s/ David A. Durfee
                                          --------------------------------------
                                          Name:  David A. Durfee
                                          Title: President

                                       Attest: /s/ Gregg Luchs
                                              ----------------------------------
                                              Name:  Gregg Luchs
                                              Title: Chief Financial Officer

                                                   [CORPORATE SEAL]

                                       PRIMEVISION WEST, INC.

                                       By: /s/ David A. Durfee
                                          --------------------------------------
                                          Name:  David A. Durfee
                                          Title: President

                                       Attest: /s/ Gregg Luchs
                                              ----------------------------------
                                              Name:  Gregg Luchs
                                              Title: Chief Financial Officer

                                                   [CORPORATE SEAL]

                    (Signatures continued on following page.)

                   (Signatures continued from preceding page.)

                                       PRIMEVISION OF NORTH CAROLINA, INC.

                                       By: /s/ David A. Durfee
                                          --------------------------------------
                                          Name:  David A. Durfee
                                          Title: President

                                       Attest: /s/ Gregg Luchs
                                              ----------------------------------
                                              Name:  Gregg Luchs
                                              Title: Chief Financial Officer

                                                   [CORPORATE SEAL]

                                       ASSOCIATION OF EYE CARE CENTERS TOTAL
                                       VISION HEALTH PLAN, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Attest:
                                              ----------------------------------
                                              Name:
                                              Title:

                                                   [CORPORATE SEAL]

                       (Signatures continued on next page)

                    (Signatures continued from previous page)

                                       OPTOMETRIC EYE CARE CENTER, P.A.

                                       By: /s/ D. Blair Harrold
                                          --------------------------------------
                                          Name:  D. Blair Harrold
                                          Title: President

                                       Attest: /s/ Allan L.M. Barker
                                              ----------------------------------
                                              Name:  Allan L.M. Barker
                                              Title: Secretary

                                                   [CORPORATE SEAL]

                       (Signatures continued on next page)

                   (Signatures continued from preceding page.)

                                       ACCOUNTABLE EYE CARE ASSOCIATES, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Attest:
                                              ----------------------------------
                                              Name:
                                              Title:

                                                   [CORPORATE SEAL]